DELAWARE VIP® TRUST
Delaware VIP Value Series
(the “Series”)

Supplement to the Series’ Standard Class and Service Class
Summary Prospectuses dated April 30, 2010

Nashira S. Wynn has announced her intention to resign from Delaware Investments. As of the date of this supplement, she is transitioning her portfolio management responsibilities to other members of the Large-Cap Value Focus Equity Team. Effective September 1, 2010, the other members of the portfolio management team, Kristen E. Bartholdson, Nikhil G. Lalvani, Anthony A. Lombardi, D. Tysen Nutt Jr., and Robert A. Vogel Jr. will continue to have primary responsibility for making day-to-day investment decisions for the Series.

Investments in the Series are not and will not be deposits with or liabilities of Macquarie Bank Limited ABN 46 008 583 542 and its holding companies, including their subsidiaries or related companies (the "Macquarie Group"), and are subject to investment risk, including possible delays in repayment and loss of income and capital invested. No Macquarie Group company guarantees or will guarantee the performance of the Series, the repayment of capital from the Series, or any particular rate of return.

Effective after the close of business on August 31, 2010, the following replaces the information in the section entitled “WHO MANAGES THE SERIES – Investment manager”.

WHO MANAGES THE SERIES

Investment manager
Delaware Management Company, a series of Delaware Management Business Trust.

Portfolio managers	Position with Delaware Management Company	Start date on the Series
D. Tysen Nutt Jr.	Senior Vice President, Senior Portfolio Manager, Team Leader – Large-Cap Value Focus Equity	March 2004
Anthony A. Lombardi, CFA	Vice President, Senior Portfolio Manager	March 2004
Robert A. Vogel Jr., CFA	Vice President, Senior Portfolio Manager	March 2004
Nikhil G. Lalvani, CFA	Vice President, Portfolio Manager	October 2006
Kristen E. Bartholdson	Vice President, Portfolio Manager	December 2008

Please keep this Supplement for future reference.

This Supplement is dated July 12, 2010.